FINANCIAL RISK MANAGEMENT - Sensitivity Analysis for Interest Rate Risk (Details) - Interest rate risk $ in Millions	12 Months Ended
Dec. 31, 2025 USD ($)
Disclosure of nature and extent of risks arising from financial instruments [line items]
Impact of 50 bp decrease on net income (loss)	$ 11
Impact of 50 bp increase on net income (loss)	(11)
Impact of 50 bp decrease on other comprehensive income (loss)	3
Impact of 50 bp increase on other comprehensive income (loss)	$ (3)